                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 15, 1998


                      PROFFITT'S CREDIT CARD MASTER TRUST
                      -----------------------------------
               (Exact Name of Registrant as Specified in Charter)


    Not Applicable             333-28811-01              Not Applicable
    --------------             ------------              --------------
    (State or Other            (Commission               (IRS Employer
    Jurisdiction of            File Number)              Identification No.)
    Incorporation)

                  P.O. Box 20080, Jackson, Mississippi  39289
             ----------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (601) 968-4400
                 ---------------------------------------------
              (Registrant's Telephone Number, including Area Code)
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Item 5.    Other Events.
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  On May 6, 1998, the Proffitt's Credit Card Master Trust issued Class A, Class
B and Class C Certificates from Series 1998-1 to the Younkers Master Trust, in exchange for the receivables from the credit card accounts issued by National Bank of the Great Lakes to customers of the Younkers department stores which had previously been sold to the Younkers Master Trust.

  Proffitt's, Inc., as Servicer under the Proffitt's Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of April 1998, to the Series 1997-2 Certificateholders on May 15, 1998.


Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.
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      (c)    Exhibits.

             The following exhibits are filed herewith:

      Exhibit No.              Description
      -----------              -----------

      99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of April 1998

      99.2 Amendment No. 1 dated as of May 6, 1998, to the Receivables Purchase Agreement dated as of February 2, 1998, by and among National Bank of the Great Lakes, as Seller, Proffitt's Credit Corporation, as Purchaser, and Proffitt's, Inc., as Servicer

                                      -2-
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                                   SIGNATURE



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            PROFFITT'S, INC., as Servicer under the
                            PROFFITT'S CREDIT CARD MASTER TRUST
                            (Registrant)



                              /s/ Douglas E. Coltharp
                             -----------------------------
                             Douglas E. Coltharp
                             Executive Vice President and
                             Chief Financial Officer



Date:  May 15, 1998

                                      -3-
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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------
  99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of April 1998

  99.2 Amendment No. 1 dated as of May 6, 1998, to the Receivables Purchase Agreement dated as of February 2, 1998, by and among National Bank of the Great Lakes, as Seller, Proffitt's Credit Corporation, as Purchaser, and Proffitt's, Inc., as Servicer